UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

BULLDOG TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50321
(Commission File Number)

980377543
(IRS Employer Identification No.)

301 – 11120 Horseshoe Way, Richmond, British Columbia, Canada V7A 5H7
(Address of principal executive offices and Zip Code)

(604) 271-8656
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 21, 2004 the Registrant announced that Richard Booth has been appointed Vice President Sales.

As a sales veteran of 19 years, Richard Booth joins the Registrant as Vice President of Sales after having spent the last 6 years building and growing his enterprise sales consultancy business with a clientele of both technology start-ups and high profile multinational companies, including Cisco, 3COM, HP, and Computer Associates. During this time, Richard was instrumental in establishing sales processes and assisting in stimulating sales growth. Previously, he worked in continuously senior sales and sales management roles with Smallword Systems, Accugraph Corporation as well as Nortel Networks. Richard has a BA from North Caroline State University.

Item 9.01. Financial Statements and Exhibits.

99.1 News Release issued by the Registrant on December 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULLDOG TECHNOLOGIES INC.

/s/ John Cockburn
By: John Cockburn
President, Chief Executive Officer, Secretary, and Director
Date: December 21, 2004